UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 6, 2005
                                                        (December 31, 2004)


                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                0-22356             58-20583
(State or Other Jurisdiction  (Commission File      (IRS Employer
      of Incorporation)           Number)        Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)


                                 (912) 233-9333
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On December 31, 2004, Friedman's Inc. ("Friedman's or the "Company") entered into a First Amendment to Secured Trade Credit Program Letter Agreement and Secured Trade Credit Program Terms and Conditions and Statement of Qualifications (the "Amendment") with substantially all of the participating vendors under its secured trade credit program (the "Secured Trade Credit Program"), as initiated by Friedman's on September 8, 2004. The original terms of the Secured Trade Credit Program were described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2004. The Amendment modifies the conditions vendors must meet for continued qualification under the Secured Trade Credit Program, including provisions relating to future shipments by participating vendors to support Friedman's Valentine's Day sales plan. The Amendment also revised the schedule of amortization payments to vendors under the Secured Trade Credit Program.

         The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a form of which is included as Exhibit
10.1 to this Current Report on Form 8-K.

Item 8.01   Other Events.

         On January 4, 2005, Friedman's issued a press release (the "Press Release") announcing that delayed receipts of inventory shipments during the 2004 holiday season and the implementation of more prudent credit practices had a negative impact on its holiday season sales and contributed to the Company not meeting December, 2004 minimum sales covenants in its credit facility. Friedman's is currently in discussions with its senior lenders regarding the amendment of its financial covenants under the credit facility and regarding the terms of other modifications to the credit facility. The Press Release also announced the Amendment to the Secured Trade Credit Program described above in
Item 1.01 of this Current Report on Form 8-K.

         The text of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:


Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Form of First Amendment to Secured Trade Credit Program Letter Agreement and Secured Trade Credit Program Terms and Conditions and Statement of Qualifications by and between Friedman's Inc. and Vendor

Exhibit 99.1          Press release dated January 4, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date: January 6, 2005                       By: /s/ C. Steven Moore
                                               --------------------------------
                                               C. Steven Moore
                                               Chief Administrative Officer
                                               and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Form of First Amendment to Secured Trade Credit Program Letter Agreement and Secured Trade Credit Program Terms and Conditions and Statement of Qualifications by and between Friedman's Inc. and Vendor

Exhibit 99.1          Press release dated January 4, 2005